SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------



                                  FORM 8-K/A1




                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 19, 1997






                       COMPUTER OUTSOURCING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 0-20824




               New York                                     13-3252333
   (State or other jurisdiction of                       (IRS Employer
    incorporation or organization)                     Identification No.)

          360 West 31st Street
           New York, New York                               10001
   (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (212) 564-3730


Item 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (b)  Unaudited Pro Forma Consolidated Financial Information

        The accompanying unaudited Pro Forma Consolidated Financial Information is presented to illustrate the effects of certain adjustments to the historical financial statements of Computer Outsourcing Services, Inc. (the "Company") that would result from the sale of the Payroll Division (being composed of Daton Pay USA, Inc., Pay USA of NJ, Inc., NEDS, Inc., and Key-ACA, Inc.) and is presented as if the sale had occurred on the first day of the earliest period presented in the Pro Forma Consolidated Operating Data and on the last day of the third quarter of the current fiscal year for the Pro Forma Consolidated Balance Sheet Data. The unaudited Pro Forma Consolidated Financial Data should be read in conjunction with the respective notes thereto.

        The unaudited Pro Forma Consolidated Financial Data is presented for illustrational purposes only and does not purport to represent the actual results and financial position of the Company had the sale occurred on the dates described above, nor is it necessarily indicative of the future operating results or financial position of the Company after the sale.

              COMPUTER OUTSOURCING SERVICES, INC. AND SUBSIDIARIES
                    PROFORMA CONSOLIDATED BALANCE SHEET DATA
                                 JULY 31, 1997


                                         Net Book
                                         Value of                    Proforma
                                         Business     Purchase       Balance
                           Historic        Sold      Adjustment       Sheet
                         -----------   -----------   -----------   -----------
Cash (Note 1)            $   394,651   $ (143,519)   $10,537,500   $10,788,633
Accounts receivable, net   4,424,040     (551,725)         -         3,872,315
Other current assets       1,218,370     (242,968)         -           975,402
                         -----------   -----------   -----------   -----------
Total current assets       6,037,061     (938,211)    10,537,500    15,636,350
                         -----------   -----------   -----------   -----------
Fixed assets, net          3,021,177     (903,995)         -         2,117,182
                         -----------   -----------   -----------   -----------

Deferred software, net     2,321,603     (694,438)         -         1,627,165
Other intangibles, net     7,644,195   (4,864,108)         -         2,780,087
Other long term assets
  (Note 2)                   782,713        -            750,000     1,532,713
                         -----------   -----------   -----------   -----------
Total long term assets    10,748,511   (5,558,546)       750,000     5,939,965
                         -----------   -----------   -----------   -----------

Total assets             $19,806,749  $(7,400,752)   $11,287,500   $23,693,497
                         ===========  ============   ===========   ===========


Accounts payable         $ 1,545,412  $  (304,664)   $     -       $ 1,240,748
Current portion of loans
  and capital leases
  (Note 3)                 1,516,079     (134,147)      (875,000)      506,932
Other current liabilities
  (Note 4)                 1,839,943     (372,257)     3,396,000     4,863,586
                         -----------  ------------   ------------  -----------
Total current liabilities  4,901,334     (811,068)     2,521,000     6,611,266
                         -----------  ------------   ------------  -----------

Long term loans and
  capital leases (Note 3)  1,416,525     (164,981)      (687,500)      564,044
Deferred tax liabilities   1,014,495     (232,800)         -           781,695
Other long term
  liabilities (Note 5)       142,413        -          1,407,668     1,550,081
                         -----------  ------------   ------------  -----------
Total long term
  liabilities              2,573,433     (397,781)       720,168     2,895,820
                         -----------  ------------   ------------  -----------

Equity                    12,331,982   (6,191,903)     8,046,332    14,186,411
                         -----------  ------------   -----------   -----------

Total liabilities and
  equity                 $19,806,749  $(7,400,752)   $11,287,500   $23,693,497
                         ===========  ============   ===========   ===========

                  See Notes to Pro Forma Consolidated Financial Data



              COMPUTER OUTSOURCING SERVICES, INC. AND SUBSIDIARIES
                      PROFORMA CONSOLIDATED OPERATING DATA
                         NINE MONTHS ENDED JULY 31, 1997


                                      Elimination
                                      of Payroll      Proforma         Pro
                         Historic     Operations     Adjustments      Forma
                       -----------   ------------   ------------   -----------
REVENUES (Note 6)      $24,289,530   $(6,522,071)   $   796,300    $18,563,759

COSTS AND EXPENSES
 Data Processing Costs
   (Note 7)             16,211,149    (3,741,467)       207,792     12,677,474
 Selling and promotion
   costs                 1,937,622    (1,002,429)         -            935,193
 General and adminis-
   trative expenses      5,074,895    (1,846,310)         -          3,228,585
 Interest expense, net
   of interest income
   (Note 8)                209,964       (24,781)      (462,000)      (276,817)
                       -----------   ------------   ------------   ------------
                        23,433,630    (6,614,987)      (254,208)    16,564,435
                       -----------   ------------   ------------   ------------

INCOME BEFORE PROVISION
 FOR INCOME TAXES          855,900        92,916      1,050,508      1,999,324

PROVISION FOR INCOME
 TAXES (Note 9)            342,400        41,812        472,729        856,941
                       -----------   ------------   -----------    -----------

NET INCOME             $   513,500   $    51,104    $   577,779    $ 1,142,383
                       ===========   ============   ===========    ===========

                  See Notes to Pro Forma Consolidated Financial Data

              COMPUTER OUTSOURCING SERVICES, INC. AND SUBSIDIARIES
                      PROFORMA CONSOLIDATED OPERATING DATA
                          YEAR ENDED OCTOBER 31, 1996


                                      Elimination
                                      of Payroll      Proforma         Pro
                         Historic     Operations     Adjustments      Forma
                        ----------    -----------    -----------    ----------
REVENUES (Note 6)      $29,051,368   $(7,844,826)    $1,061,733    $22,268,275

COSTS AND EXPENSES
 Data Processing Costs
   (Note 7)             18,134,577    (4,275,313)       277,056     14,136,320
 Selling and promotion
   costs                 2,501,404      (988,137)                    1,513,267
 General and adminis-
   trative expenses      7,462,721    (3,019,098)                    4,443,623
 Interest expense, net
  of interest income
  (Note 8)                 339,191       (41,220)      (674,000)      (376,029)
                        ----------    -----------    -----------    -----------
                        28,437,893    (8,323,768)      (396,944)    19,717,181
                        ----------    -----------    -----------    -----------

INCOME BEFORE PROVISION
 FOR INCOME TAXES          613,475       478,942      1,458,677      2,551,094

PROVISION FOR INCOME
 TAXES (Note 9)            280,000       215,524        656,405      1,151,929
                        ----------    -----------     ---------      ---------

NET INCOME              $  333,475    $  263,418      $ 802,272     $1,399,165
                        ==========    ===========     =========      =========

                  See Notes to Pro Forma Consolidated Financial Data


                   NOTES TO PROFORMA CONSOLIDATED FINANCIAL DATA

The following notes relate to the amounts in the Proforma Adjustments.

1. Cash received on consummation of the sale, including prepayment for a two-year support services agreement, net of cash used for repayment of bank debt and payment of certain expenses related to the sale.

2.    Note given by the buyer as part of the total sale amount.

3.    Repayment of bank debt as noted above.

4. Includes $1,446,000 in income taxes due on the gain arising from the sale, $1,000,000 of current portion of deferred income from the support services agreement and a covenant not to compete for three years following the sale, and the current portion of other accrued expenses related to the sale.

5. Includes $1,000,000 of non-current portion of deferred income from the support services agreement and the covenant not to compete, and the non-current portion of expenses accrued.

6. Pro-rata income recognition from the support services agreement and the covenant not to compete.

7. Expenses related to certain revenues retained at one of the companies sold.

8. Interest income computed at 5% on unused cash proceeds, plus the re-duction in interest expense arising from the repayment of the Company's bank debt from the proceeds of the sale.

9. Estimated income tax effect of the transaction at the then-prevailing rates.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      COMPUTER OUTSOURCING SERVICES, INC.

January 16, 1998                                       /s/
                                      ___________________________________
                                      Zach Lonstein
                                      Chief Executive Officer